Eaton Vance Atlanta Capital Focused Growth Fund

Class A Shares - EAALX Class C Shares - EAGCX Class I Shares - EILGX

Eaton Vance Atlanta Capital Select Equity Fund

Class A Shares - ESEAX Class C Shares - ESECX Class I Shares - ESEIX Class R6 Shares - ESERX

Eaton Vance Atlanta Capital SMID-Cap Fund

Class A Shares - EAASX Class C Shares - ECASX Class I Shares - EISMX
Class R Shares - ERSMX Class R6 Shares - ERASX

Prospectus Dated
February 1, 2019
as revised August 16, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (http://www.eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Focused Growth Fund	3
Select Equity Fund	7
SMID-Cap Fund	11
Important Information Regarding Fund Shares	15
Investment Objectives & Principal Policies and Risks	16
Management and Organization	22
Valuing Shares	24
Purchasing Shares	24
Sales Charges	28
Redeeming Shares	31
Shareholder Account Features	32
Additional Tax Information	34
Financial Highlights	35
Focused Growth Fund	35
Select Equity Fund	37
SMID-Cap Fund	39
Appendix A – Financial Intermediary Sales Charge Variations	42

Eaton Vance Atlanta Capital Funds	2	Prospectus dated February 1, 2019 as revised August 16, 2019

Fund Summaries

Eaton Vance Atlanta Capital Focused Growth Fund

Investment Objective

The Fund's investment objective is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.52%	2.27%	1.27%
Expense Reimbursement(1)	(0.47)%	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.80%
(1)	The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.05% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This expense reimbursement will continue through January 31, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$676	$984	$1,314	$2,246	$676	$984	$1,314	$2,246
Class C shares	$283	$664	$1,172	$2,569	$183	$664	$1,172	$2,569
Class I shares	$82	$356	$652	$1,493	$82	$356	$652	$1,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Eaton Vance Atlanta Capital Funds	3	Prospectus dated February 1, 2019 as revised August 16, 2019

Principal Investment Strategies

Under normal market conditions, the Fund invests in common stocks of approximately 20 to 35 companies, primarily with large market capitalizations. The Fund will normally invest in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. companies. The Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks) and in publicly traded real estate investment trusts (“REITs”). The Fund may invest in exchange traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer.

Through investment in high quality companies, portfolio management seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The portfolio managers may utilize “financial quality rankings” provided by nationally recognized rating services as additional information.

The portfolio managers are responsible for fundamental analysis and security selection. They typically favor high quality companies they believe have sustainable above-average earnings growth potential and are trading below intrinsic value. Sustainable earnings growth potential is determined by fundamental analysis of a company’s financial trends; products and services; industry position and conditions; and other factors including portfolio managers’ assessment of company management. The portfolio managers seek to manage individual security risk through analysis of each security’s risk/reward potential and to manage portfolio risk by constructing a portfolio of what they believe to be attractively valued growth companies. The portfolio managers may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive, or when other securities are identified to displace a current holding.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations, which are more significant in a focused fund that invests in a limited number of securities; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Large-Cap Growth Risk. Because the Fund normally invests primarily in growth stocks of large-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Depositary Receipts Risk. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments. Foreign investments can be adversely affected political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Eaton Vance Atlanta Capital Funds	4	Prospectus dated February 1, 2019 as revised August 16, 2019

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. The Fund is not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect them or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2018, the highest quarterly total return for Class A was 21.51% for the quarter ended March 31, 2012, and the lowest quarterly return was -18.17% for the quarter ended September 30, 2011.

Eaton Vance Atlanta Capital Funds	5	Prospectus dated February 1, 2019 as revised August 16, 2019

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.32%	8.31%	12.59%
Class A Return After Taxes on Distributions	-0.54%	4.13%	10.32%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.59%	5.92%	10.36%
Class C Return Before Taxes	6.82%	8.80%	12.62%
Class I Return Before Taxes	8.86%	9.89%	13.57%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.28%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class C performance shown above for the period prior to May 2, 2011 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”).

Portfolio Managers

Joseph B. Hudepohl, Managing Director and Principal of Atlanta Capital, has managed the Fund since June 2015.

Robert R. Walton, Jr., Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Jeffrey A. Miller, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Lance V. Garrison, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into a Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 15 of this Prospectus.

Eaton Vance Atlanta Capital Funds	6	Prospectus dated February 1, 2019 as revised August 16, 2019

Eaton Vance Atlanta Capital Select Equity Fund

Investment Objective

The Fund's investment objective is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.09%
Total Annual Fund Operating Expenses	1.09%	1.84%	0.84%	0.79%
Expense Reimbursement(1)	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.80%	0.75%
(1)	The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.05% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares and 0.75% for Class R6 shares. This expense reimbursement will continue through January 31, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$676	$898	$1,138	$1,824	$676	$898	$1,138	$1,824
Class C shares	$283	$575	$992	$2,155	$183	$575	$992	$2,155
Class I shares	$82	$264	$462	$1,033	$82	$264	$462	$1,033
Class R6 shares	$77	$248	$435	$974	$77	$248	$435	$974

Eaton Vance Atlanta Capital Funds	7	Prospectus dated February 1, 2019 as revised August 16, 2019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (the “80% Policy”). The Fund normally invests in approximately 25 to 40 companies. The Fund may invest in companies across a broad capitalization range, including smaller companies, but primarily invests in mid- to large-cap companies with capitalizations comparable to those companies included in the Russell 1000® Index. Although it invests primarily in U.S.-traded securities (including depositary receipts evidencing ownership in underlying foreign stocks), the Fund may invest up to 25% of its total assets in foreign securities, including those trading in developed and emerging markets and may invest in publicly traded real estate investment trusts (“REITs”). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer.

Through investment in high quality companies, portfolio management seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The portfolio managers may utilize “financial quality rankings” provided by nationally recognized rating services as additional information.

The portfolio managers are responsible for fundamental analysis and security selection. They typically seek to purchase stocks of companies capable of sustaining consistent earnings and operating cash flow growth while maintaining a strong financial condition. Portfolio managers tend to favor companies with shareholder-oriented management teams and business models that may provide consistent demand over a business cycle along with high barriers to entry. Investments are determined based primarily on fundamental analysis of a company’s financial trends, products and services and other factors including portfolio managers’ assessment of company management. The portfolio managers seek to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued companies. The portfolio managers may sell a security when its fundamentals deteriorate, when it is no longer attractively valued, or when other securities are identified to displace a current holding.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations, which are more significant in a focused fund that invests in a limited number of securities; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Eaton Vance Atlanta Capital Funds	8	Prospectus dated February 1, 2019 as revised August 16, 2019

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. The Fund is not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect them or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Atlanta Capital Funds	9	Prospectus dated February 1, 2019 as revised August 16, 2019

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2012 through December 31, 2018, the highest quarterly total return for Class A was 10.84% for the quarter ended March 31, 2013, and the lowest quarterly return was -11.02% for the quarter ended December 31, 2018.

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-6.35%	6.18%	10.92%
Class A Return After Taxes on Distributions	-7.12%	5.69%	10.54%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-2.87%	4.98%	9.14%
Class C Return Before Taxes	-2.30%	6.64%	11.17%
Class I Return Before Taxes	-0.33%	7.72%	12.14%
Class R6 Return Before Taxes	-0.29%	7.74%	12.15%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	12.40%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A and Class I commenced operations on January 3, 2012 and Class R6 commenced operations on February 1, 2017. The Class C performance shown above for the period prior to March 19, 2013 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in expenses of the two classes. The Class R6 performance shown above for the period prior to February 1, 2017 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”).

Portfolio Managers

William O. Bell, IV, Vice President and Principal of Atlanta Capital, has managed the Fund since its inception in January 2012.

W. Matthew Hereford, Vice President and Principal of Atlanta Capital, has managed the Fund since its inception in January 2012.

Charles B. Reed, Managing Director and Principal of Atlanta Capital, has managed the Fund since its inception in January 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into a Fund is $1,000 for Class A, Class C and Class R, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 15 of this Prospectus.

Eaton Vance Atlanta Capital Funds	10	Prospectus dated February 1, 2019 as revised August 16, 2019

Eaton Vance Atlanta Capital SMID-Cap Fund

The Fund has discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) qualified retirement plans that selected the Fund prior to April 13, 2018; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that selected the Fund prior to the close of business on January 15, 2013. Sales of Fund shares may be further restricted or reopened in the future.

Investment Objective

The Fund's investment objective is to seek long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R	Class R6
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.50%	None
Other Expenses	0.12%	0.12%	0.12%	0.12%	0.03%
Total Annual Fund Operating Expenses	1.16%	1.91%	0.91%	1.41%	0.82%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$686	$922	$1,177	$1,903	$686	$922	$1,177	$1,903
Class C shares	$294	$600	$1,032	$2,233	$194	$600	$1,032	$2,233
Class I shares	$93	$290	$504	$1,120	$93	$290	$504	$1,120
Class R shares	$144	$446	$771	$1,691	$144	$446	$771	$1,691
Class R6 shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

Eaton Vance Atlanta Capital Funds	11	Prospectus dated February 1, 2019 as revised August 16, 2019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Through to May 18, 2018, the Fund invested its assets in SMID-Cap Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. For the period from October 1, 2017 through May 18, 2018, the Porfolio's turnover rate was 3% of the average value of its portfolio. For the period from May 21, 2018 to September 30, 2018, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small- to mid-cap stocks (the “80% Policy”). The portfolio managers generally consider small- to mid-cap companies to be those companies having market capitalizations within the range of companies comprising the Russell 2500TM Index. The Fund may also invest in larger companies, U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks) and publicly traded real estate investment trusts (“REITs”). The Fund may invest in exchange traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors.

Through investment in high quality companies, portfolio management seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The portfolio managers may utilize “financial quality rankings” provided by nationally recognized rating services as additional information.

The portfolio managers are responsible for fundamental analysis and security selection. They typically seek to purchase stocks of companies capable of sustaining consistent earnings and operating cash flow growth while maintaining a strong financial condition. Portfolio managers tend to favor companies with shareholder-oriented management teams and business models that may provide consistent demand over a business cycle along with high barriers to entry. Investments are determined based primarily on fundamental analysis of a company’s financial trends, products and services and other factors including portfolio managers’ assessment of company management. The portfolio managers seek to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued companies. The portfolio managers may sell a security when its fundamentals deteriorate or when it is no longer attractively valued, or when other securities are identified to displace a current holding.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Eaton Vance Atlanta Capital Funds	12	Prospectus dated February 1, 2019 as revised August 16, 2019

Depositary Receipts Risk. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments. Foreign investments can be adversely affected political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. The Fund is not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect them or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Atlanta Capital Funds	13	Prospectus dated February 1, 2019 as revised August 16, 2019

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions for certain periods. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2018, the highest quarterly total return for Class A was 17.65% for the quarter ended June 30, 2009, and the lowest quarterly return was -17.55% for the quarter ended September 30, 2011.

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Ten Years
Class A Return Before Taxes	-11.00%	7.12%	14.55%
Class A Return After Taxes on Distributions	-12.23%	5.95%	13.88%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-5.07%	5.62%	12.58%
Class C Return Before Taxes	-7.18%	7.58%	14.44%
Class I Return Before Taxes	-5.36%	8.66%	15.52%
Class R Return Before Taxes	-5.84%	8.12%	14.97%
Class R6 Return Before Taxes	-5.28%	8.76%	15.57%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	-10.00%	5.14%	13.14%
Russell 2000TM Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class C performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. The Class R performance shown above for the period prior to August 3, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in expenses of the two classes. The Class R6 performance shown above for the period prior to July 1, 2014 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Atlanta Capital Funds	14	Prospectus dated February 1, 2019 as revised August 16, 2019

Management

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”).

Portfolio Managers

William O. Bell, IV, Vice President and Principal of Atlanta Capital, has managed the Fund and the Portfolio since October 2004.

W. Matthew Hereford, Vice President and Principal of Atlanta Capital, has managed the Fund and the Portfolio since October 2004.

Charles B. Reed, Managing Director and Principal of Atlanta Capital, has managed the Fund and the Portfolio since it commenced operations in April 2002.

Purchase and Sale of Fund Shares

Shares of the Fund are currently not available for sale to new investors, subject to certain exceptions. Existing Fund investors may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. Existing Fund investors may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class C and Class R, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page # of this Prospectus.

Important Information Regarding Fund Shares

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Atlanta Capital Funds	15	Prospectus dated February 1, 2019 as revised August 16, 2019

Investment Objectives & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted. References to the Fund below are to each Fund. See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions. As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities. Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes. The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Trading in certain foreign markets is also subject to liquidity risks.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid. Unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States.

Eaton Vance Atlanta Capital Funds	16	Prospectus dated February 1, 2019 as revised August 16, 2019

Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs tend to be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income or to maintain their exemptions from registration under the 1940 Act. Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. However, the new law does not include any provision for a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders. As a result, an investor who invests directly in REITs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

REITs may issue debt securities to fund their activities. The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Pooled Investment Vehicles. The Fund may invest in pooled investment vehicles. Pooled investment vehicles are open- and closed-end investment companies unaffiliated with the investment adviser, open-end investment companies affiliated with the investment adviser and exchange-traded funds (“ETFs”). The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests. If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Requirements of the 1940 Act may limit the Fund’s ability to invest in other investment companies, including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely. Investments in a pooled investment vehicle will count towards a Fund's 80% Policy if the vehicle invests at least 80% of its net assets in the type of securities included in the Fund's 80% Policy.

Eaton Vance Atlanta Capital Funds	17	Prospectus dated February 1, 2019 as revised August 16, 2019

Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own. The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. A reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund may trade in the specific types and/or combinations of derivative transactions listed below.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks. Certain derivatives may also be subject to credit risk and interest rate risk. In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and future regulation may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objectives.

Options. Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price. By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.

Eaton Vance Atlanta Capital Funds	18	Prospectus dated February 1, 2019 as revised August 16, 2019

Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires. When buying a put option, the Fund pays a premium to the seller of the option. If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. The Fund may purchase uncovered put options on securities, meaning it will not own the securities underlying the option.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price. By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date. If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options. By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price. By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration. Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium. A call written on a security obligates the Fund to deliver the underlying security at the option exercise price. Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls) and also may write uncovered call options. With respect to written covered calls, the Fund may sell the underlying security prior to entering into a closing purchase transaction on up to 5% of its net assets within three days of such transaction. The Fund may also engage in various types of option strategies using put and/or call options.

The Fund’s options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call. The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Eaton Vance Atlanta Capital Funds	19	Prospectus dated February 1, 2019 as revised August 16, 2019

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided. An option on a futures contract gives the holder the right to enter into a specified futures contract.

Equity Swaps. Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Short Sales. The Fund may engage in short sales on securities or a basket or index of securities. A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The seller of a short position generally realizes a profit from the transaction if the proceeds it receives on the short sale exceed the cost of purchasing the securities sold short in the market, but will generally realize a loss if the cost of closing the short position exceeds the proceeds from the short sale. The Fund pays interest or dividend expense with respect to securities sold short.

If the Fund does not own the securities sold short, the short sale exposes the Fund to the risk that it will be required to purchase securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. There is no assurance that a security sold short will decline in value or make a profit for the Fund. In addition, there is no guarantee that any security needed to cover the short position will be available for purchase. Short selling carries a risk that the counterparty to the short sale may fail to honor its contract terms, causing a loss to the Fund. If the Fund invests the proceeds received for selling securities short in other investments, the Fund is employing a form of leverage.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Smaller Companies. Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Restricted Securities. The Fund may invest in securities that are legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Eaton Vance Atlanta Capital Funds	20	Prospectus dated February 1, 2019 as revised August 16, 2019

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Funds that invest in foreign investments, derivatives, or investments with substantial market and/or credit risk tend to have greater exposure to liquidity risk. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets. These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value such investments. These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments. Illiquid investments means any investments that the Fund’s investment adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Borrowing. The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). Any borrowings by the Fund are subject to the requirements of the 1940 Act. Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Issuer Diversification.  Focused Growth Fund and Select Equity Fund, each as a “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issuers. However, the Fund intends to qualify as a regulated investment company under the Code. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer. In addition, at the end of each fiscal quarter, no single issuer (excluding cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets.

Cash and Money Market Instruments. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market instruments temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Converting to Master-Feeder Structure. Each Fund may invest all of its investable assets in an open-end management investment company (“master fund”) with substantially the same investment objective, policies and restrictions as the Fund. Any such master fund would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a master fund at any time without shareholder approval.

Eaton Vance Atlanta Capital Funds	21	Prospectus dated February 1, 2019 as revised August 16, 2019

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

General.  Select Equity Fund's and SMID-Cap Fund's 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change . Focused Growth Fund's and SMID-Cap Fund's investment objective may not be changed without shareholder approval. Certain other policies may be changed without shareholder approval. Select Equity Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days' written notice of any material change in the investment objective of Select Equity Fund. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI. While at times the Fund may use alternative investment strategies in an effort to limit its losses it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.

Management and Organization

Management. The investment adviser of Select Equity Fund is Eaton Vance Management (“Eaton Vance”) and the investment adviser of Focused Growth Fund and SMID-Cap Fund is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”). Eaton Vance is a wholly-owned subsidiary of EVC. Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110. Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $420 billion on behalf of mutual funds, institutional clients and individuals.

Pursuant to investment sub-advisory agreements, Eaton Vance or BMR, as applicable, have delegated the investment management of the Funds to Atlanta Capital Management Company, LLC (“Atlanta Capital”), with offices at 1075 Peachtree Street NE, Suite 2100, Atlanta, GA 30309. Atlanta Capital is a majority-owned affiliate of EVC. Eaton Vance or BMR, as applicable, pays Atlanta Capital a portion of the applicable advisory fee for sub-advisory services provided to the Funds.

The Funds’ annual reports covering the fiscal period ended September 30 provide information regarding the basis for the Trustees’ approval of Focused Growth Fund and SMID-Cap Fund’s investment advisory agreements, Select Equity Fund’s investment advisory and administrative agreement and the Funds’ investment sub-advisory agreements.

Eaton Vance Atlanta Capital Funds	22	Prospectus dated February 1, 2019 as revised August 16, 2019

The day-to-day management of the Funds is the responsibility of the Atlanta Capital investment professionals identified herein. The fees paid to Eaton Vance or BMR and the identities of the portfolio managers are described below:

Focused Growth Fund. Under its investment advisory agreement with Focused Growth Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

For the fiscal year ended September 30, 2018, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund, was 0.65%.

The Fund is managed by Joseph B. Hudepohl, Robert R. Walton, Jr., Jeffrey A. Miller and Lance V. Garrison. Messrs. Hudepohl, Walton, Miller and Garrison have served as portfolio managers of the Fund since June 2015. Mr. Hudepohl is a Managing Director and Principal of Atlanta Capital and joined the firm in June 2015. Prior to joining Atlanta Capital, Mr. Hudepohl was a Managing Director and portfolio manager with Logan Circle Partners, L.P. a division of Fortress Investment Group LLC. Mr. Walton is a Vice President and Principal of Atlanta Capital and has been employed by Atlanta Capital for more than five years. Mr. Miller is a Vice President and Principal of Atlanta Capital. Prior to joining Atlanta Capital in 2014, Mr. Miller served as portfolio manager and analyst with Crawford Investment Counsel. Mr. Garrison is a Vice President and Principal of Atlanta Capital and has been employed by Atlanta Capital for more than five years.

Select Equity Fund. Under its investment advisory and administrative agreement with Select Equity Fund, Eaton Vance receives a monthly fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate* (for each level)
Up to $500 million	0.700%
$500 million but less than $1 billion	0.675%
$1 billion but less than $2.5 billion	0.650%
$2.5 billion but less than $5 billion	0.630%
$5 billion and over	0.615%

*Pursuant to a fee reduction agreement effective February 1, 2017, Eaton Vance contractually agreed to reduce its investment advisory and administrative fee as stated above. These contractual reductions cannot be terminated or reduced without Trustee and shareholder approval.

For the fiscal year ended September 30, 2018, the effective annual rate of investment advisory and administrative fee paid to Eaton Vance, based on average daily net assets of the Fund, was 0.70%.

The Fund is managed by William O. Bell, IV, W. Matthew Hereford and Charles B. Reed. Mr. Bell and Mr. Hereford, Vice Presidents and Principals of Atlanta Capital, and Mr. Reed, a Managing Director and Principal of Atlanta Capital, have managed the Fund since its inception in 2012. All have been employed by Atlanta Capital for more than five years.

Eaton Vance Atlanta Capital Funds	23	Prospectus dated February 1, 2019 as revised August 16, 2019

SMID-Cap Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion but less than $7.5 billion	0.7500%
$7.5 billion but less than $10 billion	0.7300%
$10 billion but less than $15 billion	0.7200%
$15 billion and over	0.7000%

For the fiscal year ended September 30, 2018, the effective annual rate of investment advisory fee paid to BMR, including the investment adviser fee allocated from the Portfolio, was 0.79% of the Fund’s average daily net assets.

SMID-Cap Fund is managed by William O. Bell, IV, W. Matthew Hereford and Charles B. Reed. Mr. Bell and Mr. Hereford, Vice Presidents and Principals of Atlanta Capital have managed SMID-Cap Fund and the Portfolio since 2004. Mr. Reed, a Managing Director and Principal of Atlanta Capital, has managed SMID-Cap Fund and the Portfolio since operations commenced in 2002. All have been employed by Atlanta Capital for more than five years.

The Statement of Additional Information provides additional information about the portfolio managers, including information about compensation, other accounts managed by each portfolio manager, and the portfolio managers’ ownership of Fund shares with respect to which that manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator to Focused Growth Fund and SMID-Cap Fund.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Eaton Vance Growth Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading each Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser(s) the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities normally are valued at last sale or closing prices. In certain situations, the investment adviser(s) or sub-adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. In addition, for foreign equity

Eaton Vance Atlanta Capital Funds	24	Prospectus dated February 1, 2019 as revised August 16, 2019 securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix A – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) generally do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A, Class C and Class R Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund's transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $250,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.

Eaton Vance Atlanta Capital Funds	25	Prospectus dated February 1, 2019 as revised August 16, 2019

The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Eaton Vance funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for: employer sponsored retirement plans; private banks and their affiliates, provided the aggregate value of their assets under management invested in Eaton Vance funds is at least $1,000,000; and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Eaton Vance website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

Inactive Accounts. In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time. Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account. For more information, please see https://funds.eatonvance.com/mutual-funds-and-abandoned-property.php or please contact us at 1-800-262-1122.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Eaton Vance Atlanta Capital Funds	26	Prospectus dated February 1, 2019 as revised August 16, 2019

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including restricted securities and securities of certain small- and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser and sub-adviser(s) are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•	transactions made by model-based discretionary advisory accounts; or
•	transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Eaton Vance Atlanta Capital Funds	27	Prospectus dated February 1, 2019 as revised August 16, 2019

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.” The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates, and certain persons affiliated with Eaton Vance (including employees, officers and directors of Eaton Vance’s affiliates). Class I shares do not pay distribution or service fees.

Class R shares are offered at net asset value with no front-end sales charge to employer sponsored retirement plans and Individual Retirement Account rollover clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Class R shares pay distribution and service fees equal to 0.50% annually of average daily net assets.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Eaton Vance Atlanta Capital Funds	28	Prospectus dated February 1, 2019 as revised August 16, 2019

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $3,000,000	0.00**	0.00**	TIERED**
$3,000,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.75% on amounts of $3 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement. If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention. For additional information about statements of intention, see “Sales Charges” in the SAI.

Eaton Vance Atlanta Capital Funds	29	Prospectus dated February 1, 2019 as revised August 16, 2019

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI. Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype IRA from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans’ financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective January 25, 2019 (the “Effective Date”), Class C shares of each Fund will convert automatically to Class A shares of the Fund during the month following the ten year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares 10 years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board of Trustees may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A, Class C and Class R shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay distribution fees of 0.25% annually of average daily net assets. Although there is no intention to do so, Class R could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale. In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale. Class C and Class R shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class C service fees for

Eaton Vance Atlanta Capital Funds	30	Prospectus dated February 1, 2019 as revised August 16, 2019 one year. Thereafter financial intermediaries generally receive from the principal underwriter 0.25% annually of average daily net assets based on the value of outstanding shares sold by such financial intermediaries for personal services and maintenance of shareholder accounts performed by such intermediaries. After the sale of Class R shares, the principal underwriter generally pays service fees to financial intermediaries based on the value of shares sold by such intermediaries. With respect to purchases of Class A and Class C shares by certain employer sponsored retirement plans, the financial intermediary receives the above described distribution and service fees or service fees, as applicable, from the principal underwriter immediately after the sale. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the SAI. Please consult the Eaton Vance website for any updates to Fund sales charge information before making a purchase of Fund shares. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix A.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-262-1122. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Eaton Vance Atlanta Capital Funds	31	Prospectus dated February 1, 2019 as revised August 16, 2019

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below. The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-262-1122. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors. Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.
*	If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.
Eaton Vance Atlanta Capital Funds	32	Prospectus dated February 1, 2019 as revised August 16, 2019

Information about the Funds. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Eaton Vance fund. For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Except as described below, any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program. See also Appendix A to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

Eaton Vance Atlanta Capital Funds	33	Prospectus dated February 1, 2019 as revised August 16, 2019

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund expects to pay any required distributions annually, and intends to distribute any net realized capital gains annually. Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of each Fund will generally distribute different amounts. It may also be necessary, due to Federal tax requirements, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

Distributions of a Fund’s investment income and any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net long-term capital gains (net gains from investments held for more than one year) generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. A portion of a Fund’s income distributions may be eligible for the dividends-received deduction for corporations. The Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Eaton Vance Atlanta Capital Funds	34	Prospectus dated February 1, 2019 as revised August 16, 2019

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisers concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Atlanta Capital Funds	35	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Eaton Vance Atlanta Capital Focused Growth Fund
	Year Ended September 30,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$13.260	$12.750	$12.210	$12.880	$12.540	$12.010
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.023)	$(0.098)	$0.003	$(0.003)	$(0.095)	$0.024
Net realized and unrealized gain	2.629	2.484	2.343	2.170	2.092	1.993
Total income from operations	$2.606	$2.386	$2.346	$2.167	$1.997	$2.017
Less Distributions
From net investment income	$—	$—	$—	$—	$—	$(0.030)
From net realized gain	(4.546)	(4.546)	(4.546)	(1.787)	(1.787)	(1.787)
Total distributions	$(4.546)	$(4.546)	$(4.546)	$(1.787)	$(1.787)	$(1.817)
Net asset value - End of year	$11.320	$10.590	$10.010	$13.260	$12.750	$12.210
Total Return(2)(5)	26.96%	26.01%	27.21%	19.35%	18.41%	19.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,938	$2,326	$7,150	$19,896	$2,194	$7,826
Ratios (as a percentage of average daily net assets):
Expenses(3)(5)	1.25%	2.00%	1.00%	1.27%	2.02%	1.02%
Net investment income (loss)	(0.21)%	(0.96)%	0.03%	(0.03)%	(0.80)%	0.21%
Portfolio Turnover	14%	14%	14%	28%	28%	28%

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	36	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital Focused Growth Fund
	Year Ended September 30,
	2016			2015			2014
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$14.130	$13.840	$13.350	$15.210	$14.900	$14.430	$13.360	$13.140	$12.700
Income (Loss) From Operations
Net investment income (loss)(1)	$0.005	$(0.090)	$0.039	$0.014	$(0.098)	$0.046	$0.028	$(0.080)	$0.061
Net realized and unrealized gain	1.398	1.365	1.318	0.059	0.068	0.065	2.164	2.112	2.048
Total income (loss) from operations	$1.403	$1.275	$1.357	$0.073	$(0.030)	$0.111	$2.192	$2.032	$2.109
Less Distributions
From net investment income	$(0.006)	$—	$(0.050)	$(0.008)	$—	$(0.046)	$(0.026)	$—	$(0.063)
From net realized gain	(2.647)	(2.575)	(2.647)	(1.145)	(1.030)	(1.145)	(0.316)	(0.272)	(0.316)
Total distributions	$(2.653)	$(2.575)	$(2.697)	$(1.153)	$(1.030)	$(1.191)	$(0.342)	$(0.272)	$(0.379)
Net asset value - End of year	$12.880	$12.540	$12.010	$14.130	$13.840	$13.350	$15.210	$14.900	$14.430
Total Return(2)	10.35%	9.52%	10.66%	0.16%	(0.53)%	0.43%	16.61%	15.61%	16.85%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,078	$3,157	$12,780	$63,332	$3,100	$38,804	$84,938	$3,962	$95,204
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.21%	1.96%	0.96%	1.13%	1.88%	0.88%	1.08%	1.83%	0.83%
Net investment income (loss)	0.04%	(0.71)%	0.32%	0.09%	(0.66)%	0.32%	0.19%	(0.55)%	0.44%
Portfolio Turnover	39%	39%	39%	51%	51%	51%	46%	46%	46%

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	37	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital Select Equity Fund
	Year Ended September 30,
	2018				2017
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(6)
Net asset value - Beginning of year	$19.980	$19.290	$20.220	$20.230	$17.590	$17.110	$17.760	$18.230
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.051)	$(0.196)	$0.009	$0.025	$(0.034)	$(0.168)	$0.015	$0.040
Net realized and unrealized gain	3.448	3.313	3.498	3.492	2.427	2.351	2.448	1.960
Total income from operations	$3.397	$3.117	$3.507	$3.517	$2.393	$2.183	$2.463	$2.000
Less Distributions
From net realized gain	$(0.327)	$(0.327)	$(0.327)	$(0.327)	$(0.003)	$(0.003)	$(0.003)	$—
Total distributions	$(0.327)	$(0.327)	$(0.327)	$(0.327)	$(0.003)	$(0.003)	$(0.003)	$—
Net asset value - End of year	$23.050	$22.080	$23.400	$23.420	$19.980	$19.290	$20.220	$20.230
Total Return(2)(5)	17.20%	16.36%	17.49%	17.59%	13.67%	12.76%	13.93%	10.97%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,288	$24,222	$294,066	$14,603	$84,692	$22,588	$252,429	$11
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.05%	1.80%	0.80%	0.75%	1.10%	1.85%	0.85%	0.75%(9)
Net investment income (loss)	(0.24)%	(0.96)%	0.04%	0.11%	(0.18)%	(0.93)%	0.08%	0.32%(9)
Portfolio Turnover	3%	3%	3%	3%	14%	14%	14%	14%(8)

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	38	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital Select Equity Fund
	Year Ended September 30,
	2016			2015			2014
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$16.320	$16.000	$16.430	$15.450	$15.270	$15.520	$14.120	$14.060	$14.150
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.054)	$(0.175)	$(0.007)	$(0.047)	$(0.170)	$(0.006)	$(0.024)	$(0.133)	$0.016
Net realized and unrealized gain	1.870	1.831	1.883	1.132	1.115	1.131	1.402	1.391	1.402
Total income from operations	$1.816	$1.656	$1.876	$1.085	$0.945	$1.125	$1.378	$1.258	$1.418
Less Distributions
From net realized gain	$(0.546)	$(0.546)	$(0.546)	$(0.215)	$(0.215)	$(0.215)	$(0.048)	$(0.048)	$(0.048)
Total distributions	$(0.546)	$(0.546)	$(0.546)	$(0.215)	$(0.215)	$(0.215)	$(0.048)	$(0.048)	$(0.048)
Net asset value - End of year	$17.590	$17.110	$17.760	$16.320	$16.000	$16.430	$15.450	$15.270	$15.520
Total Return(2)(5)	11.23%	10.49%	11.58%	7.01%	6.16%	7.24%	9.78%	8.97%	10.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$72,865	$19,479	$168,322	$54,145	$12,096	$35,746	$54,602	$9,128	$41,321
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.20%	1.95%	0.95%	1.20%	1.95%	0.95%	1.20%	1.95%	0.95%
Net investment income (loss)	(0.32)%	(1.05)%	(0.04)%	(0.28)%	(1.03)%	(0.03)%	(0.16)%	(0.89)%	0.11%
Portfolio Turnover	16%	16%	16%	24%	24%	24%	45%	45%	45%

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	39	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital SMID-Cap Fund
	Year Ended September 30,
	2018					2017
	Class A	Class C	Class I	Class R	Class R6	Class A	Class C	Class I	Class R	Class R6
Net asset value - Beginning of year	$29.050	$27.140	$31.880	$28.410	$31.990	$25.770	$24.320	$28.120	$25.290	$28.190
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.096)	$(0.310)	$(0.020)	$(0.171)	$0.016	$(0.101)	$(0.284)	$(0.039)	$(0.166)	$(0.010)
Net realized and unrealized gain	6.606	6.150	7.280	6.451	7.304	4.379	4.102	4.797	4.284	4.808
Total income from operations	$6.510	$5.840	$7.260	$6.280	$7.320	$4.278	$3.818	$4.758	$4.118	$4.798
Less Distributions
From net realized gain	$(1.110)	$(1.110)	$(1.110)	$(1.110)	$(1.110)	$(0.998)	$(0.998)	$(0.998)	$(0.998)	$(0.998)
Total distributions	$(1.110)	$(1.110)	$(1.110)	$(1.110)	$(1.110)	$(0.998)	$(0.998)	$(0.998)	$(0.998)	$(0.998)
Net asset value - End of year	$34.450	$31.870	$38.030	$33.580	$38.200	$29.050	$27.140	$31.880	$28.410	$31.990
Total Return(2)	22.97%	22.09%	23.30%	22.67%	23.41%	17.06%	16.15%	17.35%	16.74%	17.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,935,900	$239,937	$7,422,332	$583,049	$2,828,862	$1,711,298	$226,669	$6,245,313	$458,145	$1,642,985
Ratios (as a percentage of average daily net assets): (4)
Expenses(3)	1.16%	1.91%	0.91%	1.41%	0.82%	1.19%	1.94%	0.94%	1.44%	0.84%
Net investment income (loss)	(0.30)%	(1.06)%	(0.06)%	(0.55)%	0.05%	(0.38)%	(1.13)%	(0.13)%	(0.63)%	(0.03)%
Portfolio Turnover of the Portfolio(10)	3%	3%	3%	3%	3%	11%	11%	11%	11%	11%
Portfolio Turnover of the Fund	5%(13)	5%(13)	5%(13)	5%(13)	5%(13)	—	—	—	—	—

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	40	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital SMID-Cap Fund
	Year Ended September 30,
	2016					2015
	Class A	Class C	Class I	Class R	Class R6	Class A	Class C	Class I	Class R	Class R6
Net asset value - Beginning of year	$23.780	$22.690	$25.740	$23.420	$25.780	$22.330	$21.500	$24.060	$22.060	$24.070
Income (Loss) From Operations
Net investment loss(1)	$(0.087)	$(0.257)	$(0.027)	$(0.147)	$(0.002)	$(0.075)	$(0.246)	$(0.015)	$(0.134)	$(0.004)
Net realized and unrealized gain (loss)	3.812	3.622	4.142	3.752	4.147	2.286	2.197	2.456	2.255	2.475
Total income from operations	$3.725	$3.365	$4.115	$3.605	$4.145	$2.211	$1.951	$2.441	$2.121	$2.471
Less Distributions
From net realized gain	$(1.735)	$(1.735)	$(1.735)	$(1.735)	$(1.735)	$(0.761)	$(0.761)	$(0.761)	$(0.761)	$(0.761)
Total distributions	$(1.735)	$(1.735)	$(1.735)	$(1.735)	$(1.735)	$(0.761)	$(0.761)	$(0.761)	$(0.761)	$(0.761)
Net asset value - End of year	$25.770	$24.320	$28.120	$25.290	$28.190	$23.780	$22.690	$25.740	$23.420	$25.780
Total Return(2)	16.27%	15.41%	16.56%	16.00%	16.66%	9.99%	9.15%	10.23%	9.70%	10.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,764,805	$240,309	$4,816,563	$337,874	$798,553	$1,336,145	$222,081	$3,839,740	$209,022	$389,784
Ratios (as a percentage of average daily net assets): (4)
Expenses(3)	1.21%	1.96%	0.96%	1.46%	0.87%	1.22%	1.97%	0.97%	1.47%	0.88%
Net investment loss	(0.35)%	(1.10)%	(0.10)%	(0.60)%	(0.01)%	(0.31)%	(1.06)%	(0.06)%	(0.56)%	(0.02)%
Portfolio Turnover of the Portfolio	17%	17%	17%	17%	17%	17%	17%	17%	17%	17%

(See related footnotes.)

Eaton Vance Atlanta Capital Funds	41	Prospectus dated February 1, 2019 as revised August 16, 2019

Financial Highlights (continued)

	Eaton Vance Atlanta Capital SMID-Cap Fund
	Year Ended September 30,
	2014
	Class A	Class C	Class I	Class R	Class R6(11)
Net asset value - Beginning of year	$21.180	$20.550	$22.750	$20.970	$25.040
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.062)	$(0.224)	$(0.006)	$(0.110)	$0.022
Net realized and unrealized gain	1.360	1.322	1.464	1.348	(0.992)
Total income (loss) from operations	$1.298	$1.098	$1.458	$1.238	$(0.970)
Less Distributions
From net realized gain	$(0.148)	$(0.148)	$(0.148)	$(0.148)	$—
Total distributions	$(0.148)	$(0.148)	$(0.148)	$(0.148)	$—
Net asset value - End of year	$22.330	$21.500	$24.060	$22.060	$24.070
Total Return(2)(5)	6.13%	5.35%	6.42%	5.91%	(3.87)%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,294,128	$237,887	$3,755,707	$166,575	$252
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	1.23%	1.98%	0.98%	1.48%	0.90%(9)
Net investment income (loss)	(0.28)%	(1.03)%	(0.03)%	(0.50)%	0.35%(9)
Portfolio Turnover of the Portfolio	11%	11%	11%	11%	11%(12)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	For Focused Growth Fund Class A, Class C and Class I, the administrator and sub-adviser reimbursed certain operating expenses (equal to 0.27% and 0.13%, 0.27% and 0.17% and 0.27% and 0.16% of the average daily net assets for the years ended September 30, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower. For Select Equity Fund Class A, Class C and Class I, the investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04%, 0.07%, 0.05%, 0.15% and 0.09% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015, and 2014, respectively). Absent this reimbursement, total return would be lower. For Select Equity Fund Class R6, the investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04% and 0.06% of average daily net assets for the year ended September 30, 2018 and period from the commencement of operations, February 1, 2017, to September 30, 2017, respectively). Absent this reimbursement, total return would be lower.
(6)	For the period from the commencement of operations, February 1, 2017, to September 30, 2017.
(7)	Not annualized.
(8)	For the Fund’s year ended September 30, 2017.
(9)	Annualized.
(10)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(11)	For the period from the commencement of operations, July 1, 2014, to September 30, 2014.
(12)	For the Portfolio’s year ended September 30, 2014.
(13)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

Eaton Vance Atlanta Capital Funds	42	Prospectus dated February 1, 2019 as revised August 16, 2019

Appendix A

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Front-end Sales Load Waivers on Class A Shares

The front-end sales charges applicable to purchases of Class A shares will be waived for:

•	Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares

The CDSC payable on redemptions of Class A and Class C will be waived in connection with:

•	Shares sold on the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in “Shareholder Account Features”
•	Shares sold to return excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	The sale of Fund shares acquired pursuant to the Rights of Reinstatement privilege as described above
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
•	An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period
Eaton Vance Atlanta Capital Funds	43	Prospectus dated February 1, 2019 as revised August 16, 2019

Front-end load Discounts Available: Discounts, Rights of Accumulation & Letters of Intent

Front-end sales charges may be subject to discounts, rights of accumulation and letters of intent as follows:

•	The front-end sales charge applicable to Class A shares may be subject to breakpoint discounts for purchases in excess of $50,000 for Class A as described under “Sales Charges”
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) through Merrill Lynch, over a 13-month period of time (if applicable)
Eaton Vance Atlanta Capital Funds	44	Prospectus dated February 1, 2019 as revised August 16, 2019

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible only for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Front-end Sales Charge Waivers on Class A Shares:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Eaton Vance Atlanta Capital Funds	45	Prospectus dated February 1, 2019 as revised August 16, 2019

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Eaton Vance Atlanta Capital Funds	46	Prospectus dated February 1, 2019 as revised August 16, 2019

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Eaton Vance Atlanta Capital Funds	47	Prospectus dated February 1, 2019 as revised August 16, 2019

More Information

About the Funds: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”). In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and reports): at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc. If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Investment Company Act No. for each Fund is 811-01241.
1832 8.16.19	© 2019 Eaton Vance Management

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